                                                                   Exhibit 10.25

                                                                   June 30, 1998

                                  AMENDMENT NO. 1
                                         TO
                       AMENDED AND RESTATED CREDIT AGREEMENT

     This Amendment No. 1 to Amended and Restated Credit Agreement is dated as of March 20, by and among LODGENET ENTERTAINMENT CORPORATION, a Delaware corporation (the "Borrower"), the Banks named in the Credit Agreement referred to below (the "Banks"), NATIONAL WESTMINSTER BANK PLC, individually and as Agent and Arranger for the Banks, THE FIRST NATIONAL BANK OF BOSTON, individually and as Co-Agent for the Banks, and NATIONAL WESTMINSTER BANK OF CANADA, as an Issuing Bank.

                                W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, the Agent, the Co-Agent and Issuing Bank are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 1996 (the "Agreement");

     WHEREAS, the Borrower and the Banks desire to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.   DEFINED TERMS.

     Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

II.  AMENDMENT OF AGREEMENT.

     The Agreement is amended as follows:

     1. The definition of "Affiliate" in Article 1 of the Agreement is hereby amended by deleting the entire proviso clause beginning in the sixth line of such definition and inserting a period after the phrase "contract or otherwise)" in the sixth line.

     2. Article 1 of the Agreement is hereby further amended by adding the following proviso clause at the end of the definition "Leases":

          ; PROVIDED, HOWEVER, that "Leases" shall not be deemed to include video service leases and similar agreement utilized by the Borrower or its Subsidiaries in the ordinary course of business for the purpose of obtaining the right to deliver cable television programming and/or other interactive, multimedia entertainment and information services to specific customer properties.

                                       1
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     3.   The table contained in subsection 6.9(a) of the Agreement is hereby amended in its entirety to read as follows:


             During each Fiscal Quarter
                Ending in Each of the
                  Following Periods              Maximum Total Leverage
             -----------------------------       ----------------------
             from the Closing Date through
             June 30, 1998                              5.75 to 1

             from July 1, 1998 through
             June 30, 1999                              5.50 to 1

             from July 1, 1999 through
             June 30, 2000                              4.75 to 1

             from July 1, 2000 and
             continuing thereafter                      4.25 to 1


     4. The table contained in subsection 6.9(b) of the Agreement is hereby amended in its entirety to read as follows:


                 Fiscal Period                    Minimum Interest Coverage
             ------------------------             -------------------------
             On fiscal quarter ending
             March 31, 1997                             1.25 to 1

             Two fiscal quarters ending
             June 30, 1997                              1.50 to 1

             Three fiscal quarters ending
             September 30, 1997                         1.50 to 1

             Four fiscal quarters ending
             at each of the following dates:
             December 31, 1997; March 31,
             1998; and June 30, 1998                    1.75 to 1

             Four fiscal quarters ending
             at each of the following dates:
             September 30, 1998; December 31,
             1998; March 31, 1999; and
             June 30, 1999                              1.88 to 1

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

             Four fiscal quarters ending at
             each of the following dates:
             September 30, 1999 and December 31,
             1999; and March 31, June 30,
             September 30 and December 31
             in each of the fiscal years
             2000, 2001 and 2002                        2.00 to 1


     5. Subsection 7.1(e) of the Agreement is hereby amended by substituting the figure "$15,000,000" for "$5,000,000" in the third line thereof.

     6. Subsection 7.9(b) of the Agreement is hereby amended in its entirety to read as follows:

          (b) Investments in the form of (i) loans or advances to directors, officers or employees of the Borrower or any Subsidiary, or guarantees or assumptions of the payment obligations of such Persons with respect to such loans or advances, made for the purpose of financing the exercise of stock options or similar instruments issued by the Borrower to such Persons (and the payment of taxes related thereto in an aggregate amount not exceeding $3,000,000), which loans or advances are secured by, and repayable out of the proceeds of any sale of, the stock issued upon exercise of such options; PROVIDED that the terms of any such loan, advance, guarantee or assumption have been approved by the Compensation Committee of the Borrower, and (ii) other loans to employees of the Borrower or any Subsidiary not exceeding $60,000 to any one employee, or $250,000 in the aggregate to all employees, in principal amount at any time outstanding.

III. REPRESENTATIONS.

     In order to induce the Banks, the Agent, the Co-Agent and Issuing Bank to enter into this Amendment, the Borrower represents and warrants that:

     1.   There exists no Default or Event of Default on the date hereof.

     2. The execution and delivery by the Borrower of this Amendment No. 1 has been duly authorized by all requisite corporate proceedings and this Amendment No. 1 and the Agreement, as amended by this Amendment No. 1, constitute the legal, valid and binding obligations of the Borrower.

IV.  EFFECTIVENESS.

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

     This Amendment No. 1 shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of counterparts of this Amendment No. 1 duly executed by the Borrower and the Majority Banks.

V.   RATIFICATION.

     Except as specifically set forth above, the Agreement shall remain unaltered and in full force and effect and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects.

VI.  REFERENCE TO AGREEMENT.

     Upon the effectiveness of this Amendment No. 1, each reference in the Agreement to "this Agreement", "hereof", "herein" or "hereunder" or words of like import, and all references to the Agreement in any of the other Loan Documents, shall mean and be a reference to the Agreement as amended hereby.

VII. EXECUTION IN COUNTERPARTS.

     This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

VIII.     GOVERNING LAW.

     This Amendment No. 1 shall be governed by, enforced and construed in accordance with the internal laws, without regard to conflicts of law provisions, of the State of New York.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

                                LODGENET ENTERTAINMENT CORPORATION


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                NATIONAL WESTMINISTER BANK PLC, as Agent and as a Bank

                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                THE FIRST NATIONAL BANK OF BOSTON, as Co-Agent and as a Bank


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                FIRST BANK NATIONAL ASSOCIATION


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                MERCANTILE BANK OF ST. LOUIS N.A.


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                UNION BANK OF CALIFORNIA, N.A.



                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------

                                CORESTATE BANK, N.A.


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


                                FIRST HAWAIIAN BANK


                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------



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